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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934



                Date of Report (date of earliest event reported):



                                January 30, 1998



                                ENERGYSOUTH, INC.
                  (Successor to Mobile Gas Service Corporation)
             (exact name of registrant as specified in its charter)



                           Commission File No.: 0-234



               Alabama                            58-2358943
       (State of Incorporation)       (I.R.S. Employer Identification No.)



                               2828 Dauphin Street
                              Mobile, Alabama 36606
                    (Address of Principal executive offices)




                          Registrant's Telephone Number
                       Including Area Code: (334) 450-4774





                             Exhibit Index at page 4

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Item 5.       Other Events
At the 1998 Annual Meeting of Stockholders of Mobile Gas Service Corporation ("Mobile Gas") held on January 30, 1998 (the "Mobile Gas Annual Meeting"), the stockholders of Mobile Gas approved an Agreement and Plan of Merger ("Merger Agreement") as part of a reorganization of Mobile Gas into a holding company structure (the "Reorganization"). As described in the Proxy Statement of Mobile Gas and Prospectus of EnergySouth, Inc. ("EnergySouth") dated December 12, 1997 (the "Proxy Statement/Prospectus"), the Merger Agreement provided for a merger (the "Merger"), which became effective at 12:01 a.m. on February 2, 1998 (the "Effective Time"), pursuant to which the holders of shares of Mobile Gas common stock outstanding at the Effective Time automatically became holders of shares of common stock of EnergySouth, the successor issuer to Mobile Gas, with each two shares of Mobile Gas common stock outstanding at the Effective Time being converted into three shares of EnergySouth common stock, $.01 par value per share ("EnergySouth Common Stock"). As a result of the Merger, EnergySouth became the holding company for Mobile Gas.

     The shares of EnergySouth Common Stock issued pursuant to the Merger were registered under the Securities Act of 1933 pursuant to EnergySouth's Registration Statement on Form S-4 (No.333-42057, filed December 12, 1997). Reference is made to the Proxy Statement/Prospectus included in such Registration Statement for additional information regarding the Reorganization, including a description of EnergySouth Common Stock.

     Pursuant to Rule 12(g)-3(a) of the Securities Exchange Act of 1934 ("Exchange Act"), EnergySouth Common Stock is deemed to be registered under
Section 12(g) of the Exchange Act. EnergySouth Common Stock will commence trading on the NASDAQ Stock Market on February 2, 1998.

     The Merger Agreement and Reorganization were approved by the following vote:



             For           Against           Abstain
             ---           -------           -------
          2,508,700         9,084            21,877


     In addition, at the Mobile Gas Annual Meeting, the following nominees were reelected by Mobile Gas stockholders as directors of Mobile Gas, to serve until the 2001 Annual Meeting of Stockholders of Mobile Gas by the votes indicated:



Nominee                               For                   Withheld
-------                               ---                   --------



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John S. Davis                      3,080,035           15,369

Walter L. Hovell                   3,077,145           16,758

G. Montgomery Mitchell             3,078,342           15,561

F. B. Muhlfeld                     3,076,991           16,712


     The terms of office of the other Directors of Mobile Gas will continue after the 1998 Annual Meeting of Stockholders of Mobile Gas as follows:
Messrs. John C. Hope, III, S. Felton Mitchell, Jr., and Thomas B. Van Antwerp will serve until the Annual Meeting of Stockholders of Mobile Gas in 2000, and Messrs. William J. Hearin, Joseph G. Hollis, Jr., Gaylord C. Lyon, and E. B. Peebles, Jr. will serve until the Annual Meeting of Stockholders of Mobile Gas in 1999. Pursuant to the Merger Agreement, each of the persons serving as a director of Mobile Gas also serves as a director of EnergySouth, for the same terms as set forth above with respect to his service as a director of Mobile Gas.



Item 7.       Financial Statements, Pro Forma Financial Information and
Exhibits.


(c) Exhibits.

Exhibit 99.1   Press Release dated January 30, 1998.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.


                                                MOBILE GAS SERVICE
                                                CORPORATION



February 2, 1998                                By /s/ G. Edgar Downing, Jr.
                                                  ------------------------------
                                                       G. Edgar Downing, Jr.
                                                       Secretary



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                                  EXHIBIT INDEX



                                                                    Page
Exhibit No.         Description                                    Number
-----------         -----------                                  ----------

99.1                Press Release dated January 30, 1998              5



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